The Parnassus Fund
--------------------------------------------------------------------------------
                                                                  August 9, 1999


Dear Shareholder:
     As of June 30, 1999, the net asset value per share (NAV) of The Parnassus Fund was $41.84 so the overall return for the second quarter was 15.01%. This compares to a return of 7.06% for the S&P 500 and 7.07% for the average growth fund according to Lipper, Inc. For the quarter, then, our return was more than double that of the S&P and the average growth fund.
     For the year-to-date, the Fund is up 15.45% compared to 12.38% for the S&P 500 and 11.64% for the average growth fund. Our one-year returns also look good compared to the market averages. The Fund is up 26.40% for the 12 months ending June 30, 1999 compared to 22.76% for the S&P 500 and 18.87% for the average growth fund.
     Below you will find a table summarizing our average annual returns as of June 30, 1999 for the one, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).
                           Average Annual               Average Annual
                            Total Return                Overall Return
     -----------------------------------------------------------------
     One Year                  21.98%                      26.40%
     -----------------------------------------------------------------
     Five Years                13.59%                      14.40%
     -----------------------------------------------------------------
     Ten Years                 12.75%                      13.15%

     Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     While our performance in recent years has been somewhat disappointing compared to the S&P 500, the numbers look much better over the past year. While we had a good year in 1997, we underperformed substantially in 1996 and 1998. I have to assume much of the responsibility for the underperformance in recent years, but the gap between the Fund's numbers and the S&P 500 was greatly magnified by the nature of the stock market over the past few years.

     The enormous gains in the major stock market averages over the past few years have been due to a relatively small number of stocks while the broader market averages have not done nearly as well. The major market indices -- the Dow Jones Industrials, the NASDAQ and the S&P 500 -- are weighted by market capitalization (i.e., a company's number of shares outstanding times the market price). This means that big jumps in just the largest companies move the indices even if the gains in most companies are much more modest or even nonexistent. For example, in the S&P 500, the 50 largest companies account for more than half the movement in the index. This means that even if 450 companies in the index have little or no gain, the index could still show substantial upward movement if the biggest 50 companies have large gains.
     The result has been that the largest companies are overvalued while the small and medium-sized companies are undervalued. Since The Parnassus Fund's philosophy is to invest in undervalued companies, we have stayed away from most of the biggest companies and concentrated on medium-sized ones (see shareholder letter from R.S. Boreham later in this report). This has meant underperformance by The Parnassus Fund in recent years.
     Because of the disparity in valuations between the large-cap companies and all the others, I had expected the trend to reverse itself a long time ago so that the smaller companies would play catch-up and outperform the big stocks. Although this has not happened in recent years, things did start to change in the second quarter. Small and medium-sized companies outperformed the large-cap stocks in this period and that helped the Fund achieve its strong gains in the second quarter.
     Because of the misleading movement of some of the major indices over the past few years, I have decided to add another index to our quarterly reports. While we will continue to compare the Fund to the S&P 500 since it's one of the most widely-watched market indices, we will also be comparing the Fund to the Wilshire 5000 which is a broad market index that includes almost all publicly traded companies. While the Wilshire 5000 is also market-weighted, it is not completely dominated by the biggest companies because so many stocks are included. The index has grown past 5,000 to 7,394 companies, although it's still called the Wilshire 5000. For the quarter, the Wilshire gained 7.80% compared to 15.01% for the Fund; for the year-to-date, the Wilshire was up 11.87% compared to 15.45% for the Fund; and for the one-year ending June 30, 1999, the Wilshire was up 19.59% compared to 26.40% for The Parnassus Fund.

WINNERS AND LOSERS

     Only three of our portfolio companies lost more than 20% for the quarter while 13 companies gained more than 20%. The biggest loser was Just For Feet, a retailer of athletic and other shoes, which lost 48.5% during the quarter as sales slowed and unsold inventory built up in its warehouses. The stock is now at $6.44, but we're holding our position because we're expecting a strong comeback over the next year.
     ADAC Laboratories, a maker of equipment used in nuclear medicine, lost 46.2% during the quarter as its stock dropped to $7.33. The company had to restate earnings because it recognized revenue on an extremely aggressive basis. We have sold our entire position.

     Compaq Computer dropped 25.4% to $23.69 because of higher costs and slower sales. The board has fired both the chief executive officer and the chief financial officer and is making a number of other important changes. The Fund is hanging on to its position in the company.
     Ten of the 13 winners in the portfolio were technology companies. Right now, technology accounts for slightly over 60% of total assets. Although we have been selling off some of our positions in technology companies and we haven't made any major new commitments in the sector, the percentage in technology remains high because of the strong appreciation of those stocks. Technology accounts for about 30% of the S&P and our goal is to get technology down to around 40% of the portfolio. However, we don't want to sell off our technology shares if we think they have the potential for greater appreciation.
     The biggest winner in the portfolio, though, was not a technology company. It was Wellman, the producer of fiber and the nation's largest recycler of plastic bottles. The stock gained 79.6% as it went to $15.94 during the quarter. Prospects for Wellman improved because of increased demand for the resin it makes for use in manufacturing PET soda bottles.
     Lam Research, a semiconductor capital equipment company, gained 61.0% as its stock went to $46.69. During last year's depression in the semiconductor capital equipment industry, Lam made big cuts in its cost structure but continued its strong research efforts to develop innovative new machines. Now that demand has picked up, Lam's earnings have soared.
     Helix, the maker of cryogenic pumps for use in semiconductor manufacturing, saw its stock climb 55.7% as it closed the quarter at $23.94. As with Lam Research, the increased demand for semiconductor capital equipment was the driving force behind the move.
     Adaptec had an increase of 54.4% as its stock price soared to $35.31 a share. The company makes controllers that regulate the flow of data between a computer's central processing unit and its peripherals. Better focus by the new management team and increased sales of its products helped the stock.
     Symantec, the maker of anti-virus and other software, saw its stock increase by 50.6% as it went to $25.50 a share. The company has a new chief executive officer, Kenneth Thompson, a capable executive from IBM. The new CEO has a great deal of respect in the technology community and will use his relationships with other companies to grow revenue and increase profits at Symantec.
     LSI Logic Corporation, the semiconductor manufacturer with the "system-on-a-chip" gained 48.9% during the quarter as its stock climbed to $46.44. The company has seen a big increase in demand for its customized chips.
     Hewlett-Packard, the maker of personal computers, workstations, printers and test equipment, saw a 48.2% increase as its stock price climbed to $100.50. HP was one of the few large-cap companies to be selling at a reasonable price last year and early this year. Strong sales in two of its core businesses -- printers and personal computers -- combined with good cost control to propel the stock higher.
     Adobe Systems climbed 44.8% to $82.16. Traditionally, this company has kept its expenses at a high level, but lately, costs have been more modest. At a recent meeting, I asked John Warnock, the chief executive officer, if he had stopped being the last of the big-time spenders. He swore that he had turned over a new leaf and a new chief financial officer had put strong cost controls in place. The company is also bringing out new versions of popular software including PageMaker and Acrobat.
     Whole Foods Markets had a 39.8% gain during the quarter as its stock rose to $48.06 a share. We estimate that comparable store sales gained 8.5% for the June quarter which compares with about a 2.5% gain for traditional supermarkets. Better cost control improved earnings and moved the stock higher.
     Quantum Corporation gained 34.0% as its stock went to $24.13 a share. The company makes both hard disk drives and digital linear tape (DLT) storage systems. This summer, each business will have its own stock and this will unlock the value of the fast-growing DLT business.
     Micrion, a semiconductor capital equipment company, saw its stock climb 33.3% to $11.25 because of increased demand for its equipment. Cognex, the machine vision company that makes computers that "see", had a 33.3% gain to $31.56 because of higher demand for its machines by companies that recognize the value of its unique technology.
     Reebok contributed a 29.5% gain for the Fund as its stock went from $15.88 at the start of the quarter to $20.56 at the time we sold our position. The stock moved up during the quarter because of increased sales of its new DMX athletic shoe and because its inventory position seemed to be under control. After we sold the stock, the price dropped back below $16 because unsold inventory climbed higher and sales of DMX and the Rockport brand started to slow.

OUTLOOK AND STRATEGY

     I'd like to begin this section of the semiannual report with a shareholder letter. It's from R.S. Boreham who is not only a shareholder, but is also Chairman of Baldor Electric, a very socially responsible company known for its energy-efficient electric motors and its humane treatment of employees. Baldor Electric is now in the Parnassus Equity Income Fund and has been in The Parnassus Fund in the past.

     Dear Jerry:
         I just read with interest, as I always do, your March 31, 1999 quarterly report.
         I usually understand what you mean, but you lost me on one point. You say at one place the large high-cap companies are over-priced. I agree, and I imagine most people do.
         But then later in your letter you say "in the future, we should have fewer companies below $1 billion (market cap)."
         Since you feel, with much support, that the large ones are over-priced, shouldn't you be looking for more smaller companies rather than fewer?
         Am I missing something here?
                                    Best regards,
                                    R.S. Boreham, Jr.
                                    Ft. Smith, Arkansas

     Dear Rollie:
         Thank you for your letter. It's always great to hear from you. I'm afraid I wasn't as coherent as I would like to have been.
         What I meant to say is that most large-cap companies are overvalued today. For that reason, we will shy away from most large-cap companies except the few that are not overvalued.
         As far as small-cap companies go, what I should have said is that I don't think that the really small-cap companies are appropriate for The Parnassus Fund (i.e., under $500 million in market cap). There are problems with liquidity and even if their earnings are good, most institutional investors probably will continue to avoid them which makes their prospects uncertain right now.
         Because of these two factors, we'll probably focus on mid-cap companies with market capitalizations from $1 billion or so to $10 billion. Many of these companies are undervalued and they have better prospects for appreciation in the current climate than do small-cap companies.
                                    Yours truly,
                                    Jerome L. Dodson

     As indicated earlier in this report, the small and medium-sized companies did better in the most recent quarter than did the larger companies. It's unclear if this most recent phenomenon represents a new trend or if it's just a minor correction before the large-cap companies take off again. My own opinion is that the small-cap and mid-cap companies will do better than the large-cap companies over the next three years because of disparities in valuation. As I indicated in my letter to Mr. Boreham, though, I'm reluctant to put much money into small-cap companies because they might not appreciate much due to lack of interest from institutional investors. I'm also reluctant to put much money into large-cap companies since they may have reached a peak in valuation and may not do much from here on out. Our strategy, then, will be to put most of our money into mid-cap issues and those large-cap issues that still have modest valuations. Most of our attention, though, will be placed on determining if an individual company is a good business and appears to be a good investment.
     The Fund has done well for the past year, but we still have a lot of work to do to make up for our earlier underperformance. As Parnassus' Director of Research, Todd Ahlsten, likes to say, "We still have a lot of wood to chop."

COMPANY NOTES

     In a recent survey by the Gartner Group, Compaq Computer received highly favorable ratings for its midrange server systems. Responses from 468 North American midrange computer server users gave Compaq the highest rating in 6 of 8 categories.
     Intel and Hewlett-Packard made grants to the Washington, D.C. Public School System for a summer program to train high school teachers in integrating computer technology into their existing curriculum. Teachers will also receive computers and software through the grant.

     On June 9, Whole Foods Markets donated 5% of its gross sales to a network of organizations that provide medical care and other support services to farmworkers and their families. The event raised over $150,000 for health clinics.
     Robert J. Shillman, President of the "machine vision" company Cognex, donated $3 million to Northeastern University to be used for a new classroom. Adobe Systems recently became a sponsor of City Year by donating $500,000 to the AmeriCorps national service program that will fund activities such as mentoring school-aged children, running after-school programs, building urban gardens, renovating housing developments and educating young adults about health issues. Compaq is also a sponsor of this program.

YEAR 2000 COMPLIANCE

     I am sure that most of you have been hearing about the Year 2000 problem, also known as Y2K. The central issue is that many computers are not able to recognize four-digit years. While they can read "99" as 1999, they cannot read "00" as the year 2000. The reason for this is that several decades ago, memory was very expensive and to save memory, programmers used only two digits to record the year. For example, the year "1965" was recorded as "65". This was great for saving expensive memory, but posed a problem when the year 2000 rolled around.
     In recent years, computer memory and storage space have become inexpensive so most new systems are able to store and read four-digit years. Most of the difficulties center around large, mainframe systems that were programmed many years ago. Banks, airlines, brokerage firms, municipalities and large corporations are examples of entities that have the older systems.
     At Parnassus, Y2K involves two issues: our own internal compliance with Y2K issues and compliance by companies in our portfolios. First, let's talk about our internal compliance.
     Howard Fong, our chief financial officer, headed up Y2K compliance for our internal systems. I'm happy to say that we're in good shape on Year 2000 issues. We didn't have any major issues with Y2K because our computer hardware and software were installed in the 90's. Our operating system is based on the Apple Macintosh which has always been able to recognize four-digit years. Most of our work involved testing our internal system and getting assurances from outside vendors that they had tested their systems and were Y2K compliant.
     One interesting thing I learned during the testing process was that even some personal computers made in the 1990's could not recognize the Year 2000. In addition to our Macintoshes, we have some Compaqs for use with Windows-based systems. All our Macintoshes passed the test, but we did find that one Compaq could not recognize the Year 2000. Consequently, we replaced that computer. So while most Y2K issues center around older systems that read only two-digit years, you still need to test everything because there are some other reasons why a computer system may not be Y2K compliant.
     Our internal Y2K compliance has had a great deal of attention. Our Board of Trustees has discussed the issue, we've had an audit, we've filled out government forms and we've developed and carried out a detailed plan.

     Parnassus Investments has done everything possible to avoid disruptions from the changeover to the Year 2000. We think we're ready. Even with all this attention to the problem, though, we still recognize that the world is an uncertain place and there's no guarantee that something unexpected might disrupt Fund operations.
     With regard to Y2K issues with portfolio companies, we looked at all companies in both The Parnassus Fund and The Parnassus Income Trust. We gave special attention to all companies that accounted for more than 0.5% of a fund. We read all the Y2K disclosure statements and looked at things like expected costs, clarity of disclosure and "red flags." We talked with companies about Y2K where we had concerns.
     One of our former interns, Bryant Cherry, headed up this project. He gave special attention to companies where expected Y2K costs were more than 0.3% of revenues or more than 3% of earnings before interest, taxes and depreciation. Our conclusion is that Y2K won't be a serious problem at most of our companies. There are still five companies where we have unresolved issues and we will check back with them in September.
     As with our internal compliance procedures, we've done everything possible to check for Y2K issues with portfolio companies. We think we're in good shape, but we can't guarantee that something unexpected might happen with one of our holdings.


INTERNS

     We have four highly qualified interns with us this summer. Dev Puri has just completed his second year at the University of California Medical School in San Francisco. He is a graduate of Stanford University where he majored in English and spent a semester at Oxford studying 20th century British literature. He has served as a volunteer co-ordinator of the UCSF Homeless Medical Clinic and has been active in student government. His previous work experience includes teaching public speaking to Stanford students and working as a high school chemistry teacher.
     Katrina Dodson will be a senior at the University of California at Berkeley where she is an English major. She is a graduate of Lowell High School in San Francisco where she was an editor for the newspaper and rowed on the crew team. At Berkeley, she worked as a media relations coordinator for the athletic department and also volunteered as a mentor/tutor in Oakland for inner-city students aged 7 to 10. Her previous work experience includes a stint in London as an editorial assistant for Variety newspaper. She will spend the first semester of her senior year at the University of Hanoi in Vietnam. In the interest of full disclosure, I would also like to add that she is my daughter.
     Stefan de Greiff is a student at the Koblenz School of Corporate Management. He is also a graduate of the Gutenberg Gymnasium (high school) in Wiesbaden, Germany and studied at the University of Alcala de Henares in Madrid, Spain. His experience includes work for A.T. Kearney Management Consultants in Germany and internships with Volkswagen of Mexico and Commerzbank in Chicago and Frankfurt.
     Douglas Hamilton will be a senior at Princeton University where he is studying political economy. He is a graduate of the Gilman School in Baltimore where he coordinated a tutoring program and served as captain of the water polo team. His experience includes developing a website and doing tax research. He also serves as kitchen manager for his eating club at Princeton.

     Below you will find a photograph of the annual intern reunion dinner taken on June 11, 1999. Sitting in the front row from left to right are Vivian Wang, Heidi Chu, Lauren Wang, Jerome Dodson, Hillary Wenner, Herb Houston, Trustee, Fana Houston, daughter of Herb Houston and Jeannie Hsu. Standing in the back row from left to right are Ben Liao, Fred Jones, Andy Rubinson, Todd Ahlsten, Stephen Dodson, Jeff Tha, Bryant Cherry, Vince Wood, Gee Leung, Dan Sullivan and Robert Kimsey.
     Finally, I would like to thank all you shareholders for investing in The Parnassus Fund. I appreciate your commitment to socially responsible investing.
                                            Yours truly,

                                            Jerome L. Dodson
                                            President


THE PARNASSUS FUND
Stocks Sold January 1, 1999 through June 30, 1999 (unaudited)

                                        Realized       Number                       Per           Sale      Per
Company                                Gain (Loss)    of Shares         Cost       Share        Proceeds    Share
 ...................................................................................................................
ADAC Laboratories                     $ (5,215,538)    435,000    $   8,402,439    $19.32  $    3,186,901 $   7.33
Adaptec, Inc.                            1,074,990     165,000        3,778,442     22.90       4,853,432    29.41
Adobe Systems, Inc.                        774,010      20,000          803,438     40.17       1,577,448    78.87
Advanced Micro Devices, Inc.            (1,360,311)    300,000        7,072,750     23.58       5,712,439    19.04
Apex PC Solutions, Inc.                    123,735      30,000          350,000     11.67         473,735    15.79
Applied Materials, Inc.                  8,627,478     270,000        7,954,781     29.46      16,582,259    61.42
BankBoston Corporation                   1,656,030     150,000        5,322,237     35.48       6,978,267    46.52
Building Materials Holding Corp.          (408,046)    215,000        2,818,437     13.11       2,410,391    11.21
Consolidated Stores Corp.                   65,414      10,000          258,975     25.90         324,389    32.44
Dayton Hudson                              984,984      50,000        1,733,800     34.68       2,718,784    54.38
Electro Scientific Industries, Inc.      1,417,966      70,000        1,492,500     21.32       2,910,466    41.58
Electronics for Imaging, Inc.            5,444,393     275,000        5,544,437     20.16      10,988,830    39.96
Ethan Allen Interiors                      316,334      25,000          910,000     36.40       1,226,334    49.05
FEI Company                                  9,372      10,000           98,750      9.88         108,122    10.81
The Gymboree Corporation                (1,267,912)    150,000        2,489,503     16.60       1,221,591     8.14
Hewlett-Packard Company                  5,018,157     120,000        5,473,031     45.61      10,491,188    87.43
Invacare Corporation                        18,899      10,000          220,000     22.00         238,899    23.89
Just For Feet, Inc.                       (575,798)    240,000        2,866,750     11.94       2,290,952     9.55
LSI Logic Corporation                    1,581,634      95,000        2,101,263     22.12       3,682,897    38.77
Lands' End, Inc.                         2,238,076     175,000        3,081,982     17.61       5,320,058    30.40
Liz Claiborne, Inc.                        177,781      89,800        2,786,457     31.03       2,964,238    33.01
Morgan Products, Ltd.                     (678,151)    209,700        1,272,879      6.07         594,728     2.84
Oxford Health Plans, Inc.                  621,651     200,000        3,299,375     16.50       3,921,026    19.61
Petco Animal Supplies, Inc.             (2,640,770)    400,000        5,973,565     14.93       3,332,795     8.33
Read-Rite Corporation                   (1,657,772)    400,000        5,292,030     13.23       3,634,258     9.09
Reebok International Ltd.                1,974,246     350,000        5,223,263     14.92       7,197,509    20.56
Sequent Computer Systems, Inc.          (4,392,801)    425,000       10,003,428     23.54       5,610,627    13.20
Snap-on, Inc.                             (308,749)    160,000        5,145,087     32.16       4,836,338    30.23
Symantec Corp.                            (258,428)     75,000        1,814,626     24.20       1,556,198    20.75
Xylan Corporation                       10,072,227     430,000        5,328,251     12.39      15,400,478    35.82
Total                                  $23,433,101                 $108,912,476               $132,345,577


THE PARNASSUS FUND
Portfolio of Investments by Industry Classification as of June 30, 1999 (unaudited)
                                                                              Percent of
     Shares     Common Stocks                                                 Net Assets               Market Value
 ...................................................................................................................
                APPAREL
    300,000     Liz Claiborne, Inc. 2                                                                $   10,950,000
    385,500     St. John Knits, Inc. 2                                                                   11,275,875
                Total                                                               7.4%                 22,225,875
                BUILDING MATERIALS
    365,000     Building Materials Holding Corp.1                                                         4,197,500
    790,300     Morgan Products, Ltd.1                                                                    3,013,019
                Total                                                               2.4%                  7,210,519
                COMPUTER PERIPHERALS
    235,000     Adaptec, Inc.1, 2                                                                         8,298,437
    525,000     Quantum Corporation1                                                                     12,665,625
  1,050,000     Western Digital Corporation1, 2                                                           6,825,000
                Total                                                               9.2%                 27,789,062
                COMPUTER SOFTWARE
    130,000     Adobe Systems Incorporated                                                               10,680,313
     35,000     Autodesk, Inc. 2                                                                          1,034,687
    250,000     Symantec Corporation1                                                                     6,375,000
                Total                                                               6.0%                 18,090,000
                COMPUTERS
    450,000     Compaq Computer Corporation                                                              10,659,375
     50,000     Hewlett-Packard Company                                                                   5,025,000
                Total                                                               5.2%                 15,684,375
                FURNITURE
    140,000     Herman Miller, Inc.2                                                0.9%                  2,940,000
                HEALTH CARE
     10,000     McKesson HBOC, Inc.                                                                         321,250
    500,000     Oxford Health Plans, Inc.1                                                                7,781,250
                Total                                                               2.7%                  8,102,500
                INDUSTRIAL
    360,000     Wellman, Inc.                                                       1.9%                  5,737,500
                MEDICAL PRODUCTS
    200,000     Henry Schein, Inc.1, 2                                                               $    6,337,500
     55,000     DENTSPLY International, Inc.                                                              1,540,000
                Total                                                               2.6%                  7,877,500
                MICROELECTRONIC PROCESSING EQUIPMENT
      5,000     Applied Materials, Inc.1                                                                    369,375
    700,000     Cognex Corporation1                                                                      22,093,750
    530,000     Electro Scientific Industries, Inc.1                                                     22,144,062
    465,000     FEI Company1, 2                                                                           3,836,250
    600,000     Helix Technology Corporation2                                                            14,362,500
    400,000     Lam Research Corporation1, 2                                                             18,675,000
    160,000     Micrion Corporation1                                                                      1,800,000
                Total                                                              27.6%                 83,280,937
                RETAIL
    370,000     Borders Group, Inc.                                                                       5,827,500
     85,500     Department 56, Inc.1                                                                      2,287,125
    325,000     Just For Feet, Inc. 2                                                                     2,092,188
    460,000     Mattel                                                                                   12,132,500
    300,000     Whole Foods Market, Inc.1, 2                                                             14,418,750
                Total                                                              12.2%                 36,758,063
                SEMICONDUCTORS
    300,000     Advanced Micro Devices, Inc.1, 2                                                          5,400,000
    225,000     LSI Logic Corporation1, 2                                                                10,448,438
    400,000     Intel Corporation                                                                        23,800,000
                Total                                                              13.1%                39,648,438

                Total common stocks
                (Cost $221,914,663)                                                91.2%              $275,344,769



THE PARNASSUS FUND
Portfolio of Investments by Industry Classification as of June 30, 1999 (unaudited)
                                                                              Percent of
                Short-Term Investments                                        Net Assets               Market Value
 ...................................................................................................................
                Union Bank of California
                Money Market Account (variable rate 4.15%)                                          $    11,942,478
                South Shore Bank
                Money Market Account (variable rate 4.42%)                                                  302,534
                Albina Community Capital Bank
                Certificate of Deposit 5.00%, matures 1/24/00                                               114,439
                Community Bank of The Bay
                Certificate of Deposit 5.07%, matures 9/4/99                                                100,000
                Community Capital Bank
                (variable rate 4.40%)                                                                       100,000
                Wainwright Bank & Trust Co.
                Certificate of Deposit 5.10%, matures 10/22/99                                              100,000
                Goldman Sachs
                Government Portfolio (variable rate 4.30%)                                                   59,732
                Goldman Sachs
                Treasury Obligation Portfolio (variable rate 4.40%)                                          27,245
                Self Help Credit Union
                Certificate of Deposit 4.17%, matures 1/16/00                                                30,812
                Alternatives Federal Credit Union
                (variable rate 2.750%)                                                                       27,170
                Federal Home Loan Bank
                Discount Note 4.99%, matures 7/23/99                                                     14,950,100
                Lehman Bros.
                Triparty Repurchase Ageement
                (Repurchase ageement with Lehman Bros. dated 6/30/99,
                effective yield is 6.080% due 7/1/99. Face value is
                $21,202,700 with price at 100).3                                                         21,202,700
                Amex Centurion
                Floating Rate Security
                (variable rate 4.950%, matures 4/19/00)3                                           $      5,000,000
                Bear Stearns Co.
                Floating Rate Security
                (variable rate 6.230%, matures 1/7/00)3                                                  10,000,000
                Household CCMT
                Floating Rate Security
                (variable rate 5.048%, matures 1/18/00) 3                                                10,000,000
                Merrill Lynch & Co.
                Floating Rate Security
                (variable rate 5.060%, matures 9/23/99) 3                                                10,000,000
                Merrill Lynch & Co.
                Floating Rate Security
                (variable rate 6.270%, matures 2/28/00) 3                                                 2,500,000
                Total short-term investments                                       28.6%                 86,457,210
                Total investments                                                 119.8%                361,801,979
                Payable upon return of
                securities loaned                                                 -19.4%               (58,702,700)
                Other assets and liabilities-net                                 -  0.4%                (1,162,342)
                Total net assets                                                  100.0%            $   301,936,937


                1 Non-income producing
                2 This security or partial  position of this security is on loan at June 30,  1999 (Note 1). The total value of  securities  on loan at June 30, 1999 was $55,948,679.
                3  This  security  purchased  with  cash  collateral  held  from securities lending.

THE PARNASSUS FUND
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets:
Investments in securities, at market value
     (identified cost $221,914,663) (Note 1)                       $ 275,344,769
Temporary investments in short term securities
     (at cost which approximates market)                              86,457,210
Receivables:
     Dividends and interest                                              169,418
     Capital shares sold                                                  83,974
     Securities sold                                                   1,576,386
Other assets                                                               2,114
     Total assets                                                    363,633,871

Liabilities:
Payable upon return of securities loaned                              58,702,700
Payable for securities purchased                                       2,717,791
Capital shares redeemed                                                  276,443
     Total liabilities                                                61,696,934
Net assets (equivalent to $41.84
     per share based on 7,216,316.575
     shares of capital stock outstanding)                          $ 301,936,937

Net assets consisting of:
Distributions in excess of net investment income                   $ (2,983,495)
Unrealized appreciation on investments                                53,430,106
Accumulated net realized gain                                         22,885,256
Capital paid-in                                                      228,605,070

     Total net assets                                              $ 301,936,937

Computation of net asset value and offering price per share:
Net asset value and redemption price
     per share ($301,936,937 divided by
     7,216,316.575 shares)                                         $       41.84
Offering price per share (100/96.5 of $41.84)+                     $       43.36



+On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND
Statement of Operations
six months ended June 30, 1999 (unaudited)

Investment income:
Dividends                                                        $       473,240
Interest                                                                 330,421
Other income                                                              58,163
     Total investment income                                             861,824

Expenses:
Investment advisory fees (Note 5)                                        982,273
Transfer agent fees (Note 5)                                             281,785
Reports to shareholders                                                   88,784
Fund administration (Note 5)                                              35,000
Registration fees and expenses                                            12,397
Custody fees                                                              34,216
Service provider fees (Note 5)                                            89,260
Audit fees                                                                16,595
Trustee fees and expenses                                                 48,957
Other expenses                                                            11,918
     Total expenses                                                    1,601,185
     Net investment loss                                               (739,361)

Realized and unrealized gain on investments:
Realized gain from security transactions:
     Proceeds from sales                                             132,345,577
     Cost of securities sold                                       (108,912,476)
     Net realized gain                                                23,433,101

Unrealized appreciation of investments:
     Beginning of year                                                33,404,587
     End of period                                                    53,430,106
     Unrealized appreciation during the period                        20,025,519

Net realized and unrealized
     gain on investments                                              43,458,620

Net increase in net assets resulting
     from operations                                               $  42,719,259

THE PARNASSUS FUND
Statements of Changes in Net Assets six months ended June 30,
1999 (unaudited) and year ended December 31, 1998

                                              June 30, 1999              1998
From operations:
Net investment loss                        $      (739,361)      $     (283,661)
Net realized gain (loss)
   from security transactions                   23,433,101           (2,044,291)
Net unrealized appreciation
   (depreciation) during
   the year                                     20,025,519           (1,213,589)

Increase (decrease) in
   net assets resulting
   from operations                              42,719,259           (3,541,541)

Decrease in net assets
   from capital share
   transactions                                (43,544,032)         (31,121,888)

Decrease in net assets                            (824,773)         (34,663,429)

Net assets:
Beginning of year                              302,761,710          337,425,139
End of period
   (including distributions in
    excess of net investment
    income of  $2,983,495
    in 1999 and $2,244,134
    in 1998)                                $  301,936,937       $  302,761,710

THE PARNASSUS FUND
Notes To Financial Statements

1.   Significant Accounting Policies

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated in-vestment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Security Lending: The Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires manage-ment to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. On June 30, 1999, there was undistributed net capital gain of $22,885,256.

3.   Capital Stock
     As of June 30, 1999 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $228,605,070. Transactions in capital stock (shares) were as follows:

                                                    Six Months Ended June 30, 1999     Year Ended December 31, 1998
                                                           Shares           Amount         Shares           Amount
     Shares sold                                          181,296    $   6,881,269      1,367,451      $ 46,126,426
     Shares issued through dividend reinvestment               --               --             --               --
     Shares repurchased                               (1,319,733)     (50,425,301)    (2,454,103)      (77,248,314)
     Net decrease                                     (1,138,437)    $(43,544,032)    (1,086,652)    $ (31,121,888)

4.   Purchases and Sales of Securities
     Purchases of securities for the six months ended June 30, 1999 were $69,866,698. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1999 are the same as for financial statement purposes. Of the $53,430,106 of net

THE PARNASSUS FUND
Notes To Financial Statements (continued)

     unrealized   appreciation  at  June  30,  1999,   $75,231,257   related  to
     appreciation of securities and $21,801,151 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $982,273 for the six months ended June 30, 1999.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $316,785 for the six months ended June 30, 1999. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month. Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $89,620 for the six months ended June 30, 1999.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 1999 totaling $73,288 of which $21,161 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund. Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 1999 each of the five years in the year ended December 31 are as follows:

                                              JUNE 30, 1999
                                                (UNAUDITED)       1998       1997        1996      1995       1994
                                                -----------       ----       ----        ----      ----       ----
     Net asset value at beginning of year           $ 36.24   $ 35.74      $34.39    $ 31.77     $32.82   $  31.81
     Income from investment operations:
     Net investment income (loss)                    (0.14)     (0.06)      (0.14)     (0.06)      0.15       2.73
     Net realized and unrealized gain on securities    5.74      0.56       10.04       3.77       0.07       1.00
                                                     ------     -----       -----      -----      -----      -----
        Total from investment operations               5.60      0.50        9.90       3.71       0.22       3.73
                                                     ------     -----       -----      -----      -----      -----
     Distributions:
     Dividends from net investment income                --         --          --         --     (0.16)     (0.47)
     Distributions from net realized gain on securities  --         --      (8.55)     (1.09)     (1.11)     (2.25)
                                                     ------     -----       -----      -----      -----      -----
         Total distributions                          0.00       0.00       (8.55)     (1.09)     (1.27)     (2.72)
                                                     ------     -----       -----      -----      -----      -----
     Net asset value at end of period                 41.84     36.24       35.74      34.39      31.77      32.82
                                                     ======     =====       =====      =====      =====      =====
     Total return*                                   15.45%      1.40%      29.70%     11.68%      0.62%     11.98%
     Ratios/supplemental data:
     Ratio of expenses to average net assets          1.08%      1.10%       1.11%      1.10%      1.02%      1.14%
     Ratio of net investment income (loss) to
       average net assets                           (0.50%)    (0.09%)     (0.44%)    (0.17%)      0.54%      0.43%
     Portfolio turnover rate                         25.10%     99.20%      68.90%     59.60%     29.10%     28.10%
     Net assets, end of period (000's)             $301,937   $302,762    $337,425   $268,235   $259,133   $160,994

     * Total return figures do not adjust for the sales charge.

                               THE PARNASSUS FUND
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                           Richard D. Silberman, Esq.
                               1061 Eastshore #200
                            Albany, California 94710

                              Independent Auditors
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                 This report must be preceded or accompanied by
                        a current prospectus or profile.